EXHIBIT 10(b)17

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

ALABAMA POWER COMPANY

The following are the annual base salaries, effective March 1, 2011, of the current Chief Executive Officer and Chief Financial Officer of Alabama Power Company and certain other current or former executive officers of Alabama Power Company who served during 2010.

Charles D. McCrary                                                                                            $758,611
President and Chief Executive Officer
Art P. Beattie*                                                                                                     $556,400
Executive Vice President, Chief Financial Officer and
Treasurer
Mark A. Crosswhite**                                                                                       $399,543
Executive Vice President
Theodore J. McCullough***                                                                            $219,305
Senior Vice President
Steven R. Spencer                                                                                               $414,737
Executive Vice President
Jerry L. Stewart****                                                                                           $364,132
Senior Vice President
Philip Raymond*****                                                                                        $271,039
Executive Vice President, Chief Financial Officer
and Treasurer

*          Through August 12, 2010
**       Through December 31, 2010
***     Effective July 1, 2010
****   Retired October 1, 2010
***** From August 13, 2010